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                                                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-42406) and Form S-8 (No.333-59843, 333-37111, 333-49350, 333-52598) of our report dated January 17, 2001, relating to the financial statements, which appears in Zoran Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.


/s/ PricewaterhouseCoopers LLP
San Jose, California

March 30, 2001